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                                                                 Exhibit (14)(c)

                        INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-50859 of Medallion Financial Corp. on Form N-14 of our report dated August 7, 1995, appearing in the Annual Report on Form 10-K of Capital Dimensions, Inc. for the year ended June 30, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of such Registration Statement.


                                        LURIE, BESIKOF, LAPIDUS & CO., LLP

Minneapolis, Minnesota
May 27, 1998